UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 8, 2025 (January 3, 2025)

Everest Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton, Bermuda		HM 19

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	EG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 3, 2025, Juan C. Andrade, President and Chief Executive Officer and director of Everest Group, Ltd. (“Everest”) notified Everest that he was resigning to pursue another opportunity.
On January 5, 2025, the Board of Directors of Everest (the “Board) appointed Jim Williamson, age 50, as Acting Chief Executive Officer effective immediately. The Board is also designating Mr. Williamson to replace Mr. Andrade as a member of the Board, effective January 8, 2025.

Mr. Williamson joined Everest in October 2020 as Executive Vice President and Chief Operating Officer (“COO”). In May 2021, Mr. Williamson took on additional responsibilities as Head of Reinsurance for Everest and in March 2024, he expanded his role to lead Everest’s global reinsurance and insurance businesses. In April 2024, Mr. Williamson was elected as the Chair of the Reinsurance Association of America. Prior to Everest, Mr. Williamson spent seven years with Chubb Limited (“Chubb”) in various positions, including as Division President, North America Small Business from January 2016 until September 2020. Mr. Williamson also spent over eight years at The Hartford Financial Services Group, Inc. (“The Hartford”), where he began his insurance career as a casualty underwriter and later led the underwriting and service operation for the small business insurance franchise. Over his career – spanning Everest, The Hartford, Chubb and ACE – Mr. Williamson has held senior positions in all aspects of the P&C industry including commercial, specialty and consumer lines of business in the United States and internationally. He has also had functional responsibilities for actuarial, technology and claims organizations during his career. Mr. Williamson holds an MBA from The Wharton School at the University of Pennsylvania and a B.S. from Bryant College.

On January 8, 2025, the Company issued a press release regarding the appointment of Mr. Williamson as the Acting Chief Executive Officer, which is furnished herewith as Exhibit 99.1 and is incorporated by reference.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	Exhibit No.	Description

	99.1	News Release of the Registrant, dated January 8, 2025

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST GROUP, LTD.

	By:	/S/ ROBERT J. FREILING
Robert J. Freiling Senior Vice President and Chief Accounting Officer

Dated: January 8, 2025

EXHIBIT INDEX

Exhibit Number	Description of Document	Page No.

99.1	News Release of the Registrant, dated January 8, 2025	5

104	Cover Page Interactive Data File (embedded within the Inline XBRL document